Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE MERITS OF THIS OFFERING, NOR IS IT INTENDED THAT THEY WILL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

本协议下股票没有按美国1933年证券法(“证券法”) 进行注册，或者在任何其他外国或州管辖地进行注册或资格审核，或从美国证监会SEC或任何其他州证监会或管辖机构获得批准或反对。美国证监会或各州证监会或管辖机构并没有对此股票发行的内容进行审核通过也不会做出此行为。任何相反的陈述构成刑事犯罪。

THE SECURITIES OFFERED HEREBY CANNOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO “U.S. PERSONS” (AS SUCH TERM IS DEFINED IN REGULATION S, PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

此股票不得在美国境内交易或销售给美国人（以美国证券法S规则定义为准），除非该股票根据美国证券法获得注册，或通过依赖证券法的豁免规则执行。

SECURITIES PURCHASE AGREEMENT

股票认购协议

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated July [●], 2025, is entered by and between Mega Matrix Inc., an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Company”), and each purchaser identified on the signature page(s) of this Agreement (each, an “Investor” and collectively the “Investors”). The Investors and the Company are sometimes herein referred to each as a “Party,” and collectively as the “Parties.” Reference to dollars herein shall mean United States dollars.

本股票认购协议（以下简称“协议”）订立于2025年[●]月[●] 日，由Mega Matrix Inc., 一家开曼群岛注册的有限责任公司（以下简称“公司”），与签名页所列的投资人（以下简称“投资人”）之间共同签署。投资人和公司在此协议中各称为“一方”，统称为“双方”。本文所提及之“美元”系指美国美元。

RECITALS

前言

WHEREAS, the Company is offering and the Investors desire to purchase up to an aggregate of 16,000,000 Class A ordinary shares, $0.001 par value (the “Shares”) for approximately US$16,000,000, or $1.00 per Share;

鉴于，公司有意发行且投资人有意购买不超过16,000,000的A类普通股（以下简称“股票“），每股面值为$0.001美元，购买价格总额为$16,000,000美元，即每股出售价格为1.00美元；

WHEREAS, the Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by one or more of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated thereunder, and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

鉴于，公司与投资人基于经修订的美国1933年证券法的4(a)(2)规则（“证券法”）以及美国证监会（“SEC”）就该法案颁布的D法规（“D法规”）第506条及/或S法规（“S法规”）项下相关的注册豁免条款，签署该股票购买协议；

WHEREAS, each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Shares set forth next to the heading “Subscription Amount” (“Subscription Amount”) in United States dollars and in immediately available funds on the signature page of this Agreement;

鉴于，根据此协议规定，投资人，单独地而非共同地，有意向购买，而公司亦希望出售，该投资人在本协议签署页中“认购金额”标题下所列的股份总数（“各自认购额”），认购金额以美元计价并以可即刻动用的资金支付。

WHEREAS, the Company has made available to the Investors through the SEC EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 20-F for the fiscal year ended December 31, 2024, and Form 6-K for the quarter ended March 31, 2025, and all other reports filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) prior to the date hereof (collectively, the “SEC Documents”).

鉴于，公司已经通过证监会EDGAR申报系统向投资人提供了真实和完整的公司截至2024年12月31日的年度报告20-F，以及载于6-K上的2025年第一季度季度报告，以及根据美国1934证券交易法及交易法及其修改案所规定的其他申报报表（总称“证监会文件”）。

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

据此，有鉴于各方均确认已收悉本协议所含的相互承诺与约定，并对其充分性予以确认，现各方同意如下：

SECTION 1. SALE OF CLASS A ORDINARY SHARES

第一节． A类普通股出售

1.1  Authorization. The Company has authorized the sale and issuance of Shares to the Investors, and the Investors, severally and not jointly, agree to purchase up to an aggregate of US$16,000,000 of Shares.

1.1  授权。公司已授权发行及向投资人出售，且投资人（单独而非共同地）总共不超过16,000,000股股票。

1.2  Sale and Issuance of the Securities. Subject to the terms and conditions set forth in this Agreement, the Company will issue and sell to the Investors and the Investors will buy from the Company the Subscription Amount at a per share purchase price of $1.00 (the “Purchase Price”).

1.2 股票发行和出售。根据本协议所载条款和条件，公司将向投资人发行并出售股份，投资人亦将以每股1.00美元的购买价格按照各自认购额向公司认购相应股份（下称“购买价款”）。

SECTION 2. CLOSING DATE; DELIVERY.

第2节． 交割；递交。

2.1  Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Sections 6 and 7, the Closing of the purchase and sale of the Shares shall take place at the offices of the Company at Level 21, 88 Market Street, CapitalSpring, Singapore 048948, at 4:00 p.m. local time, on July [●], 2025, or at such other location, date, and time as may be agreed upon between the applicable Investor and the Company (such closing being called the “Closing” and such date and time being called the “Closing Date”) but in any event not later than July 31, 2025, so long as all of the conditions of Sections 6 and 7 have been satisfied (or otherwise waived in accordance with this Agreement).

2.1  交割日。在本协议第6节和第7节所列条件已获满足或被豁免的前提下，股票的购买与出售交割（下称“交割”）应于2025年7月[●]下午4点（当地时间），在公司位于新加坡Market Street 88号CapitalSpring大厦21层（邮编048948）的办公地址进行，或在公司与相关投资人另行协商确定的其他时间、日期及地点进行（该日期和时间下称“交割日”）。但无论如何，只要本协议第6节和第7节项下的所有条件均已满足或依照本协议获有效豁免，交割最迟不得晚于2025年7月31日。

2.2  Delivery and Payment. At the Closing, the Company will deliver, or cause its transfer agent and registrar to deliver, to the Investors, through book-entry delivery with appropriate restrictive legends, registered in each Investor’s name, representing the number of Shares to be purchased by each Investor at the Closing, against payment of the aggregate Purchase Price by the Investor, by wire transfer and/or transfer of USDC and/or USDT with equivalent value to the Company per the Company’s instructions. The Company shall not be obligated to issue and sell any Shares unless and until it receives the entirety of the Purchase Price by the Investor for the Subscription Amount.

2.2  递交和支付。在交割时，公司应通过以帐簿划拨方式（附带适当的限制性注记），由其股票过户代理人及登记机构向各投资人交付登记在其名下的股票，股票数量应为该投资人在交割时购买的股票数量。作为对价，各投资人应根据公司提供的汇款指示，通过电汇和/或转让等值的USDC和/或USDT的方式向公司支付购买价格。除非且直至公司收到该投资人就其认购金额应支付的全部购买价款，公司无义务发行或出售任何股票。

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

第3节． 公司的陈述和保证。

Except as disclosed in the SEC Documents and as otherwise stated to the contrary herein, the Company hereby represents and warrants to the Investors, as of the date hereof and as of the Closing Date, as follows:

除非在SEC文件中已披露或本协议另有相反陈述，公司特此在本协议签署日及交割日向投资人陈述并保证如下：

3.1  Organization and Standing; Charters. The Company is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation. The Company has requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted and is duly qualified as a foreign corporation in each jurisdiction in which such qualification is necessary.

3.1  公司组织和设立；公司章程。公司是一家依其注册成立地法律正式设立并有效存续、信誉良好的公司。公司拥有开展现有及拟议业务、持有其资产所需的公司权力和授权，并已在其依法需进行登记的所有司法辖区中依法取得外国公司资格。

3.2  Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and any agreements, certificates, documents and instruments to be executed and delivered by the Company pursuant to this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite actions on its part.

3.2  授权。公司有充分的权力和授权签署、履行并交付本协议以及根据本协议拟由公司签署并交付的各项协议、证明文件、文件和文书，并履行其在本协议项下的义务。公司签署并交付本协议及根据本协议拟由其签署并交付的任何协议、证明文件、文件和文书，以及履行其在本协议项下的义务，均已由公司采取所有必要行动正式授权。

3.3 Valid Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3  有效性协议。本协议已由公司正式签署并交付，构成对公司具有法律约束力、合法有效且可强制执行的义务，但以下情况除外：(i) 受适用的有关破产、资不抵债、重整、宽限期及其他普遍适用于债权人权利执行的法律的限制；以及 (ii) 受有关特定履行、禁令救济或其他衡平法项下救济措施可适用性的法律限制。

3.4  Due Issuance of the Shares. Shares have been duly authorized and, when issued and delivered to and paid for by the Investors pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions arising under the Securities Act or created by virtue of this Agreement and upon delivery and entry into the register of members of the Company will transfer to the Investors good and valid title to its Shares.

3.4  股票的正当发行。该等股票已被正式授权，根据本协议向投资人发行、交付并由投资人支付对价后，将为合法发行、已足额支付且无追缴责任，并不附带任何权利负担或限制（因投资人设立的除外），除非该等限制系因美国证券法规定或本协议而产生。该等股票一经交付并登记于公司股东名册后，投资人即取得对该等股票的合法且有效的所有权。

3.5  Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any provision of the organizational documents of the Company or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company’s assets are subject. There is no action, suit or proceeding, pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

3.5  非冲突性。本协议的签署与交付以及本协议所拟交易的完成，均不会：(i) 违反公司组织章程文件的任何规定，或违反适用于公司的任何宪法、法律、法规、规章、禁令、判决、裁定、命令、指令、指控或其他限制；或 (ii) 与公司为一方或受其约束，或公司任何资产受其约束的任何协议、合同、租约、许可、文书或其他安排发生冲突，导致其违约、构成违约事件、引发加速到期或设立权利负担，或赋予任何一方加速、终止、修改或取消该等协议的权利。目前不存在针对公司提起或威胁提起的任何诉讼、仲裁或法律程序，以质疑本协议的有效性或公司签署本协议或完成本协议所涉交易的权利。

3.6 Consents and Approvals. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

3.6 同意和批准。公司签署并交付本协议、完成本协议所拟交易，或依照本协议条款履行其义务，均无需取得任何政府或公共机构或其他第三方的同意、批准、命令、授权、登记或通知，除非该等同意、批准、命令、授权、登记或通知已于或将在交割日之前取得、完成或发出。

3.7 Delivery of SEC Documents; Business. The Company has made available to the Investors through the SEC’s EDGAR system, true and complete copies of the Company’s SEC Documents. The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

3.7  证监会文件的递交；主营业务。公司已通过美国证券交易委员会的EDGAR系统向投资人提供了其SEC文件的真实且完整的副本。公司在所有重大方面仅从事SEC文件中所描述的业务，且该等SEC文件在所有重大方面对公司业务作出了完整且准确的描述。

3.8 Capitalization. The Company is authorized to issue shares totaling US$120,000, divided into (i) 100,000,000 Class A ordinary shares of par value US$0.001 each, (ii) 10,000,000 Class B ordinary shares of par value US$0.001 each; and (iii) 10,000,000 preferred shares of par value US$0.001 each. No person, other than the Investors pursuant to this Agreement, has any right to purchase any portion of the Shares covered by this Agreement. All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold and delivered by the Company in compliance with applicable securities laws. The Company holds no Common Stock in its treasury.

3.8  注资。公司获授权发行总额为120,000美元的股票，具体包括：(i) 100,000,000股A类普通股，每股面值为0.001美元；(ii) 10,000,000股B类普通股，每股面值为0.001美元；及 (iii) 10,000,000股优先股，每股面值为0.001美元。除本协议项下的投资人外，任何人均无权购买本协议所涵盖的任何股票。公司已发行在外的普通股均已正式授权并合法发行，且已足额支付、无追缴责任，公司在发行、销售及交付该等股票过程中已遵守适用的证券法律规定。公司并未持有任何库存普通股。

3.9 Litigation. Except as set forth in the Company’s SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company that (i) if adversely determined would reasonably be expected to have a Material Adverse Effect or (ii) would be required to be disclosed in the Company’s Annual Report on Form 20-F. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into this Agreement and perform its obligations hereunder. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

3.9  诉讼。除公司在其SEC文件中所披露的事项外，公司目前不存在任何诉讼、仲裁、法律程序或调查正在进行或据其所知被提出威胁：(i) 若作出对公司不利的裁决，将有合理可能对公司产生重大不利影响；或 (ii) 应在公司年度报告（表格20-F）中披露的事项。上述内容包括但不限于任何正在进行或已被提出威胁的诉讼、仲裁、法律程序或调查，其质疑本协议的有效性，或质疑公司签署本协议及履行其在本协议项下义务的权利。公司目前未受到任何法院、监管机构、仲裁机构、行政机关或其他政府机构作出的任何禁令、判决、裁定或命令的约束。

3.10  Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.10 投资公司。公司不属于，也不会因进行此协议的交易而被定义为1940年投资公司法案定义下的“投资公司”或投资公司的“关联人”或“发起人”或“主要承销商”。

3.11 Finders and Brokers. Except for compensation payable by the Company to H.C. Wainwright & Co., LLC and Web3 Capital Limited, the Company has not employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions, finders’ fees or similar fees in connection with the transactions contemplated by this Agreement.

3.11 中间人和中介。除公司应支付予H.C. Wainwright & Co., LLC和Web3 Capital Limited的报酬外，公司未聘请任何经纪人、介绍人或投资银行，亦未就本协议项下拟进行的交易产生任何经纪费用、佣金、介绍费或类似费用的责任。

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

第4节． 投资人陈述和保证。

The Investors, severally and not jointly, hereby represent and warrant to the Company, as of the date hereof and as of the Closing Date, as follows:

各投资人（各自独立而非共同）特此在本协议签署日及交割日向公司作出如下陈述与保证：

4.1  Business and Financial Experience. Each Investor is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that each Investor is capable of evaluating the merits and risks of the Investor’s purchase of Shares as contemplated by this Agreement. Each Investor’s financial situation is such that such Investor can afford to bear the economic risk of holding the Shares for an indefinite period of time and suffer complete loss of such Investor’s investment.

4.1 商业和财务经验。 每个投资人均属于证券法的D规则第501条规定定义下的“合格投资人”，并具备足够的金融及商业知识与经验，有能力评估其根据本协议购买股票的相关利益与风险。每位投资人的财务状况足以使其承受无限期持有该等股票所带来的经济风险，且能够承受其投资可能遭受全部损失的后果。

4.2 Purchase for Own Account. Each Investor (a) is purchasing the Shares for its own account (not as a nominee or agent) for investment purposes only and not with an intent or view to, or for, resale, distribution, or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Shares, or to grant participation in the Shares, and (c) does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person, or to any third person, with respect to any of the Shares.

4.2 自主购买。每位投资人：(a) 购买该等股票系为其自身账户进行投资，非作为代理人或名义持有人，亦非出于全部或部分转售、分销或拆分的目的；(b) 目前并无出售或分销该等股票，或授予他人参与该等股票收益的安排或意图；且 (c) 未与任何个人就该等股票的任何部分订立任何出售、转让或授予参与权的合同、承诺、协议或安排，无论该等个人是否为第三方。

4.3 No Advertisement or General Solicitation. Each Investor is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investor in connection with investments in securities generally. In connection with the offer and sale of Shares to the Investor, neither the Company nor the Investor has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act).

4.3 没有广告或公众游说。每位投资人购买该等股票并非由于或随后因任何在报纸、杂志或类似媒体上刊登的广告、文章、通知或其他传播内容，亦非因电视、广播中的宣传，或在任何研讨会或会议上的介绍，或因任何在投资人此前并不认识的人员就证券投资发出的认购邀请而进行的购买。在向投资人要约和出售该等股票的过程中，公司与投资人均未进行证券法S法规项下定义的任何“定向销售活动”。

4.4 Not an Underwriter. Each Investor is not an underwriter or dealer in the Shares and the Investor is not participating, pursuant to a contractual agreement, in a distribution of the Shares.

4.4 非承销商。各投资人均不属于承销商或股票中介，且投资人并不是在按某种合同协议来参与分销股票。

4.5 Non-U.S. Person. If the Investor is not a person in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S) or is not purchasing the Shares on behalf of a person in the United States or a U.S. Person:

4.5 非美国人士。若投资人并非位于美国境内的个人，或非S法规项下第902(k)条所定义的“美国人士”，或并非代表位于美国境内的个人或美国人士购买该等股票的，则：

(i) Each Investor is not a “U.S. Person” as defined by Regulation S and is not acquiring the Shares for the account or benefit of a U.S. Person. Each Investor acknowledges that the Investor was not in the United States at the time the offer to purchase the Shares was received from the Company and that all substantive negotiations and communications between the Investors and the Company have occurred outside the United States. Each Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

(i) 每位投资人均不是S法规项下所定义的“美国人士”，亦非为美国人士的账户或利益而认购该等股票。每位投资人确认，其在收到公司关于购买该等股票的要约时并不位于美国境内，且与公司之间的所有实质性谈判与沟通均发生在美国境外。每位投资人同意，不得就该等股票进行对冲交易，除非该等交易符合证券法的相关规定。

(ii) Each Investor is not a “U.S. Person” (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), and such Investor hereby represents that the Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any offer and sale of the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Investor’s purchase and payment for, its beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(ii)  每位投资人均不是1986年国内税收法典（Internal Revenue Code of 1986）第7701(a)(30)条所定义的“美国人士”，并特此声明其已就认购及销售股票或使用本协议已充分遵守其所在司法辖区的相关法律，包括但不限于：(a) 其所在司法辖区中购买该等股票的法律要求；(b) 适用于该等购买的外汇限制；(c) 可能需要获得的政府或其他机构的批准；以及 (d) 与购买、持有、赎回、出售或转让该等股票相关的所得税及其他税务后果（如有）。该投资人认购、支付对价及实益持有该等股票的行为将不会违反其所在司法辖区的任何适用证券法或其他法律。

(iii) Neither the Investor nor any person acting on the Investor’s behalf has engaged, nor will engage, in any “directed selling efforts” (as defined under Regulation S) to U.S. Persons or in the U.S. with respect to the Shares and the Investor and any person acting on the Investor’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act. Each Investor will not, during the period commencing on the date of issuance of the Shares and ending on the six month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the U.S., or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. The Investor has not in the U.S., engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap. The Investor will, after expiration of the Restricted Period in compliance with Regulation S, offer, sell, pledge or otherwise transfer the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and federal securities laws, and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act.

(iii) 投资人或其代表均未且不会向美国人士或在美国境内就该等股票进行任何S法规项下定义的“定向销售活动”。投资人及其代表已遵守且将继续遵守证券法S法规项下关于“发行限制”的相关要求。每位投资人承诺，自其所认购股票的发行之日起至该日起满一周年，或S法规或其他适用证券法允许的更短期间（“限制期”）内，均不得在美国境内、向美国人士、或为美国人士账户或利益而要约、出售、质押或以其他方式转让该等股票，亦不得以任何不符合S法规的方式转让该等股票。投资人未曾在美国境内进行过任何该等股票的卖空或对冲交易，且在限制期届满前亦不会从事包括但不限于认沽、认购或其他期权交易、期权撰写或股票互换等任何该等交易。投资人在限制期届满后，将仅依照S法规规定、根据证券法注册或依据可适用的豁免条款，并依据所有适用的州法及联邦证券法，就该等股票进行要约、出售、质押或其他方式的转让；且承诺除非符合证券法的规定，不得就该等股票进行对冲交易。

4.6  Investment Intent; Blue Sky. Each Investor is acquiring the Shares for investment for such Investor’s own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof. Each Investor understands that the issuance of the Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Investor’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

4.6  投资意向；蓝天法。每位投资人认购该等股票系出于投资目的，系为其自身账户而非作为代理人或名义持有人，且并非为转售或与任何分销相关之目的。每位投资人了解，该等股票的发行尚未且将不会根据证券法进行注册，系依赖于一项特定的注册豁免条款，而该豁免的适用性取决于若干因素，包括但不限于投资人真实且准确的居住地性质；公司可据此居住地信息依赖以符合适用的“蓝天法案”。

4.7 Restricted Shares. Each Investor understands that the Shares the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7  限制性股票。每位投资人理解，其所购买的股票根据联邦证券法被视为“受限证券”，原因是该等股票系通过一项非公开发行交易自公司处取得。根据相关法律法规，此类证券在未经证券法注册的情况下，仅可在特定的有限情形下转售。投资人熟悉当前有效的第144号规则，并了解该规则及证券法对转售行为所施加的限制。

(i) Restrictive Legend. Each Investor covenants not to dispose of any of the Shares other than in conjunction with an effective registration statement under the Securities Act or pursuant to another exemption from registration and in compliance with the applicable federal and states securities laws. Each Investor acknowledges and agrees that each certificate representing the Shares shall be endorsed with the following legends, as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(i) 限制性标记。每位投资人承诺，除非依据证券法下有效的注册声明或根据其他可适用的注册豁免条款，并遵守适用的联邦及州证券法律，否则不得转让其持有的任何股票。每位投资人确认并同意，每一份代表该等股票的股票凭证均应载明下列注记，以及依据适用联邦或州证券法律所要求载明的任何其他注记：

For U.S. Persons:

适用于美国人士：

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“本凭证所代表之证券尚未根据经修订的1933年美国证券法（“证券法”）进行注册。该等证券仅可在以下情形下进行要约、出售、质押或其他形式的转让：(A) 转让予公司；(B) 在符合证券法S法规第904条规定的前提下于美国境外转让；(C) 根据第144条或第144A条（如适用）及相关州证券法规定转让；(D) 根据一份有效的注册声明转让；或 (E) 在无需根据证券法或任何适用州证券法进行注册的交易中转让，且在该等出售前，持有人已向公司提供法律顾问出具的意见书或其他可合理令公司接受的豁免证明。除非符合证券法规定，不得就该等证券进行对冲交易。”

For Non-U.S. Person:

适用于非美国人士：

“THE SHARES ARE BEING OFFERED TO PURCHASERS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“该股票出售给非美国人的购买者（按1933年证券法以及其修改案下的S规则（“证券法”）），且依据美国证券法S规则没有在美国证监会注册。”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“该股票的转售是被禁止的，除非根据S规则的相关要求，或证券法的注册要求，或其他合规的豁免要求。此股票不得进行对冲交易，除非遵守证券法的相关规定进行交易除外。”

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED: (A) IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) AN EXEMPTION OR QUALIFICATION UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS OR (3) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED; AND (B) WITHIN THE UNITED STATES OR TO ANY U.S. PERSON, AS EACH OF THOSE TERMS IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING CLOSING OF THE PURCHASE. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.”

“该股票没有按经修订的1933年美国证券法（“证券法”）或者按美国各州证券法进行注册。该股票不得被转售，出售，要约出售，质押或抵押 (A)如果没有(1)根据证券法案来进行有效的注册，（2）证券法案或其他适用证券法的豁免要求，或（3）给公司提供合理满足的法律意见来说明不需要注册；以及（B）在购买交割后的40天内，在美国境内出售或者出售给美国人，根据证券法案的S规则定义。任何违反这些限制要求的试图转售，出售，质押或抵押该股票的行为均为无效的。”

Each Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares.

每位投资人同意公司在其记录中作出注记，或向公司的任何过户代理人发出指示，以执行对该等股票转让的限制。

4.8 Offshore Transaction. Each Investor has been advised and acknowledges that in issuing Shares to the Investor pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S. Each Investor is acquiring its Shares in an offshore transaction in reliance upon the exemption from registration provided by Regulation S.

4.8 境外交易。各投资人已获通知并确认，公司在根据本协议向投资人发行股票时，依赖于S法规项下的注册豁免条款。各投资人依赖S法规项下的注册豁免，以境外交易的方式认购该等股票。

4.9  Access To Company Information. Each Investor has had an opportunity to review and discuss the Company’s business, management, and financial affairs with the Company’s management. Each Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company’s business. Each Investor has also had an opportunity to review all materials provided to them by the Company in connection with this Agreement and to ask questions of the officers of the Company.

4.9 公司信息的获得。各投资人已有机会审阅并与公司管理层讨论公司的业务、管理及财务状况。各投资人理解，该等讨论以及公司提供的任何书面信息，旨在说明公司业务的实质性方面。各投资人亦已有机会审阅公司就本协议提供的所有资料，并向公司高管提出相关问题。

4.10 Independent Review. Each Investor in making the decision to purchase the Shares subscribed for: (a) has received, read and is familiar with this Agreement; (b) has, prior to any sale, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Shares, and the Investor has received complete and satisfactory answers to any such inquiries; (c) has relied solely upon the information contained within this Agreement or upon information obtained in its own investigation; (d) understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Investor, and represents that it has consulted with and is relying on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Shares, tax or other consequences of such investment in the Company, and the suitability of the investment for the Investor; (e) acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment; and (f) acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.

4.10 独立审核。各投资人在决定认购股票时：(a) 已经收到、审阅并熟悉本协议；(b) 在交易完成前，已获准查阅公司信息，并有机会提出其所有问题，并从公司或其代表处就公司、其业务计划、管理层、当前财务状况和本次股票发行与销售的条款与条件等方面获得答复，且已获得完整且令其满意的答复；(c) 仅依赖本协议中所载信息或其自行调查所获得的信息作出投资决定；(d) 明白为公司提供服务的律师、会计师或其他专业人士并未受聘代表投资人的利益，并声明其已就本次投资咨询自身的法律、会计、财务及税务顾问，并依赖其独立意见，包括但不限于股票转售的合法性、税务或其他可能产生的影响，以及该等投资是否适合其自身情况；(e) 确认公司账簿和记录在合理通知下已于正常办公时间内在公司主要营业地点供其查阅，且公司管理层已就本次投资相关问题提供了答复；(f) 确认认购股票具有高度风险，并进一步确认其有能力承担该投资所带来的经济风险，包括投资可能全部损失的风险。

4.11  Authorization. All action on the part of each Investor necessary for the authorization, execution, delivery, and performance of this Agreement by the Investor, the purchase of and payment for the Shares and the performance of all of such Investor’s obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by each Investor, shall constitute the valid and binding obligation of each Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies. The execution of this Agreement and consummation by Investors of the transactions on their part contemplated herein will not breach or violate any order or judgment of any court or governmental agency or any contract or agreement to which any of the Investors is a party or may be bound.

4.11  授权。 各投资人已或将在交割前完成所有为其授权、签署、交付并履行本协议、支付认购股票对价及履行其在本协议项下义务所需采取的行动。本协议一经投资人签署并交付，即构成对该投资人具有法律约束力的有效义务，且可依其条款依法执行，但须受适用的一般性破产、资不抵债及衡平法救济相关法律的约束。投资人签署本协议并完成其所承担的交易，不会违反或构成对任何法院或政府机关的命令、判决或对其作为一方或受其约束的任何合同或协议的违约行为。

4.12  Brokers or Finders. The Investor has not and will not incur, directly or indirectly, as a result of any action taken by any Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

4.12 中介或中间人。投资人未因其自身行为而产生，也不会直接或间接地因本协议或其中所拟交易而产生任何中介费用、介绍费用、代理佣金或类似费用的责任。

4.13 No Violations, Etc. None of the Investors has had a criminal conviction; been the subject of any regulatory enforcement action or any civil order or judgment involving financial fraud or wrongdoing; or been denied or had revoked any license or permit involving securities or any financial business.

4.13 无违法性。各投资人未曾被判处任何刑事罪名；未曾成为任何监管执法行为或涉及金融欺诈或不当行为的民事裁决或判令的对象；亦未曾被拒发或被撤销任何与证券或金融业务有关的许可证或执照。

SECTION 5. INDEMNIFICATION.

第5节． 赔偿条款。

Each Investor, severally and not jointly, agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and the Company’s officers, managers, members, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by such Investor to comply with the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by such Investor herein, or in any document provided by such Investor to the Company in connection with the Investor’s investment in the Company. Each Investor further agrees that the provisions of this Section will survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Ordinary Shares and (b) the death of the Investor.

各投资人（各自独立而非共同）同意，就因其未能遵守本协议的条款与条件，或因其在本协议中或其为参与公司投资而向公司提供的任何文件中所作出的任何虚假陈述或违反的任何陈述、保证或承诺，而可能导致公司及公司控制人（依据证券法第15条的定义）、公司高管、管理人员、成员、董事、代理人、律师及关联方遭受的任何损害、损失、成本和费用（包括为调查、准备或抗辩任何已提起或已威胁提起的诉讼或任何索赔而合理发生的律师费与相关费用），向上述人员进行赔偿并使其免责。各投资人进一步确认并同意，无论在以下任何情形下，本条所述义务及责任均不因该等情形的发生而终止或失效：(a) 普通股已全部或部分出售、转让或拟出售、拟转让；及 (b) 投资人死亡。

SECTION 6. CONDITIONS TO CLOSING OF THE INVESTORS.

第6节． 投资人交割条件。

The Investors’ obligation to purchase the Shares is, unless waived in writing by such Investor, subject to the fulfillment as of the Closing Date of the following conditions:

除非经该投资人书面豁免，投资人认购股票的义务应以截至交割日时下列条件已获履行为前提：

6.1  Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

6.1 陈述和保证的准确性。公司在本协议第3节所作出的各项陈述与保证在交割日应在所有重大方面真实、准确。

6.2  Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company have been performed or complied with in all material respects.

6.2 承诺。公司应在所有重大方面已履行或遵守本协议项下其应履行或遵守的所有承诺、协议及条件。

6.3  No Material Event. The Investors shall not have discovered any material error in, misstatement of or omission to disclose any material fact relating to the Company.

6.3 无重大事件。投资人未发现任何与公司相关的重大错误陈述、重大遗漏或对重大事项的隐瞒。

6.4  Additional Listing. The Company shall have filed and received approval from NYSE AMEX for the Additional Listing Application for the listing of the Shares.

6.4 额外注册。公司应已就该等股票向纽交所美国市场（NYSE AMEX）提交额外上市申请，并已获得批准。

SECTION 7. CONDITIONS TO CLOSING OF THE COMPANY.

第7节． 公司交割条件。

The Company’s obligation to issue and sell the Shares is, unless waived in writing by the Company, subject to the fulfillment as of the Closing Date of the following conditions:

公司出售该股票的义务，除非公司以书面形式豁免，将受制于满足以下的交割条件：

7.1  Representations and Warranties Correct. The representations and warranties made by the Investors in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

7.1 陈述和保证的准确性。各投资人在本协议第4节所作出的陈述与保证在交割日应在所有重大方面真实、准确。

7.2  Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Investors on or prior to the Closing Date shall have been performed or complied with in all material respects.

7.2 承诺。各投资人应在交割日前已在所有重大方面履行或遵守其根据本协议应履行或遵守的所有承诺、协议及条件。

7.3  Additional Listing. The Company shall have filed and received approval from NYSE AMEX for the Additional Listing Application for the listing of the Shares.

7.3 额外注册。公司应已就该等股票向纽交所美国市场（NYSE AMEX）提交额外上市申请，并已获得批准。

SECTION 8. ADDITIONAL COVENANTS.

第8节． 额外承诺。

8.1 Material Non-Public Information. Each Investor acknowledges that the Investor has entered into a Non-Disclosure and Confidentiality Agreement with the Company. Each Investor is aware of and will comply with the securities laws of the United States that prohibit any Investor who has received from the Company or any of the directors, officers, employees, representatives, agents or advisers of the Company material, non-public information relating to the Company from trading (buying or selling) creating, transferring or otherwise disposing of or relinquishing any interest (including by the creation of an option) in any Shares or other securities of the Company until such material, non-public information has been publicly disclosed.

8.1 重大非公开信息。各投资人确认其已与公司签署保密与非公开协议。各投资人知悉并将遵守美国证券法律，该等法律禁止任何从公司或其董事、高级管理人员、雇员、代表、代理人或顾问处获得有关公司重大非公开信息的投资人，在该等信息公开披露前，进行与公司股票或其他证券相关的任何交易（包括买卖）、创设、转让、处置或以其他方式放弃任何权益（包括创设期权等形式）。

8.2 Transfer Restrictions. Each Investor covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.

8.2  转让限制。各投资人承诺，其仅可根据证券法项下有效的注册声明并遵守证券法相关要求，或依据证券法适用的注册豁免条款，且同时遵守任何适用州证券法律的前提下，处置其所持有的股票。

SECTION 9. MISCELLANEOUS.

第9节．其他条款。

9.1  Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving effect to conflict of law provisions.

9.1 适用法律。此协议应当受美国加利福尼亚州的法律所管辖，而不是有关冲突法效力所限制。

9.2  Entire Agreement; Amendment. This Agreement, and any other documents delivered pursuant hereto, including exhibits or schedules hereto, constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Investors holding a majority of the Shares.

9.2 合同的完整性，修改案。此协议或任何其他与本协议相关的文本，包括附件和附表，构成合同双方认知的完整的法律文本。除本协议确认的内容外，任何一方不被其他保证，陈述或承诺所约束。 除合同明确规定外，任何对此协议或其条款的任何修改，豁免释放或终止，必须以书面形式由公司和持有过半股票数的投资人确认。

9.3  Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by electronic mail, facsimile transmission, by hand or by messenger or overnight express, addressed:

9.3 通知。所有本协议规定的通知和沟通必须以书面形式通过邮递注册信或签收确认函形式，附带已支付邮戳，或通过电子邮件形式，传真，或亲自或通过投递人送达或隔日送达，地址为：

(a)	if to any Investors, to be delivered to the address set forth on their signature page.

如给投资人，送达至其签字页列明的地址。

(b)	if to the Company, to:	Mega Matrix Inc..
	如送达公司：	Level 21, 88 Market Street, CapitalSpring, Singapore 048948 Attention: President

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by electronic mail or facsimile, the first business day after the date of confirmation that the electronic mail or facsimile, as applicable, has been successfully transmitted to the email address or facsimile number, as applicable, for the party notified, or, if sent by mail, at the earlier of its receipt and seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

所有通知和沟通如亲自递送将于送达个人完成时视为送达生效；若通过电邮或传真，在确认邮件和传真已经成功发送准确地址的下一个工作日视为送达生效；如通过邮件递送，将会以投递邮件后的72小时或其实际收到邮件的日期，两者之更早者视为送达。

9.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power, or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall nay waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.4 延误或不作为。除了本协议另有规定外，就某合同方在此协议下的违约行为，任何对行使协议规定的权利或索赔的延误或不作为，将不应影响该合同方的合同权利和理赔权，亦不应被解释为对该违约行为及后续的违约行为的豁免。任何豁免，批准，同意或批准此违约方的违约行为，或任何对合同方履行协议的条件的豁免，均需以书面形式确认，并仅对书面确认内容具备效力。按照本协议和相关法律所获得的赔偿应是可累积的，而不是取代性的。

9.5 Expenses. Each party will pay all of their expenses, including without limitation, counsel or other professional fees and disbursements but excluding any brokerage or finders’ fees or agents’ commissions or any similar charges, reasonably incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated herein.

9.5 费用。各合同方将对其与本协议的谈判起草和签署等负责各自的开销，包括但不限于，法务或其他专业人士费用或开销，但不包括任何中介或中间人费用或中介提成类似费用。

9.6 Counterparts and Translation. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. The English version of this Agreement shall be controlling in all respects and shall prevail in case of any inconsistencies with translated versions, if any. Any other language versions of this Agreement are provided for convenience only.

9.6 合同副本及翻译。此协议可以多件副本来签署，而每个副本均为原件，且全部的副本整体将构成同一法律文本。此协议的英文版本在各方面均具有决定性，如有和其他翻译版本存在不一致内容，以英文版本为准。此协议的任何其他语言的译本仅基于方便审阅的目的而提供。

9.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

9.7 可分割性。如此协议的某条款因某种原因被具备管辖权的法庭认定为不合法，无执行力，或无效，此协议的其他条款部分仍应具备法律效力，而针对该无效条款以在意图和经济利益上最接近的条款来取代该无效条款，除非该条款的分割性将导致对协议的任何一方造成实质性的经济利益的改变。

9.8 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.8 标题和副标。此协议的标题和副标是基于方便性，而并非作为诠释或解读本协议的基础。

9.9 Knowledge Convention. For all purposes of this Agreement, the term “knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, with no obligation to conduct any inquiry or other investigation to determine the accuracy of such fact or other matter. A person other than an individual shall be deemed to have knowledge of a particular fact or other matter if the officers, directors or other management personnel of such person had knowledge of such fact or other matter.

9.9 认知规则。此协议下的有关“认知”，是指某个人的认知，且该个人对某事实或事项具备实际性的认知，无需经过进一步询问或其他调查来确认其事实或事项的准确性。如某法人的公司官员，董事或管理层成员具备对事实或事项的实际认知，则表示该法人本身具备对此事实或事项的认知。

9.10 Survival of Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of two (2) years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

9.10 保证的存活期。公司及投资人在本协议相关的陈述和保证将于本协议的签署送达及交割的两年内具备存活性，将不会因公司或投资人或其代表对某事项的调查而影响。

9.11 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, as the case may be.

9.11 继承者和转让方。除此协议其他规定除外，本协议的权利义务对合同方的利益继承者，转让方，继承人，执行者和管理人具备同等效力。

9.12 Further Assurances. Each party hereto agrees to do all acts and things, and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

9.12 进一步确认。各合同方同意，如有合理需要，会进一步配合、签署和送达相关法律文书来履行本协议规定的相关法律义务。

[Signatures on Following Page]

【以下为签字页】

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

有鉴于此，各方于文首所载日期签署本股票认购协议，以昭信守。

INVESTOR SIGNATURE PAGE

投资人签字页

Date 日期:___________, 2025	Name of Investor投资人姓名:

___________________________________________

[Entity Name (if any)] 公司名称（如适用）

By签署:
Name （姓名）:
Title（职位）:

Address地址: _____________________________
Subscription Amount认购额: ___________________
Place of Principal Residence主要居住地: _______________
Place of Incorporation/Organization公司成立地：
______________________________________

EIN/Social Security Number/Registration No.公司税号/ 社会安全号/注册 号: _______________________________________
Telephone No. 电话: _________________________
Email Address电邮: __________________________
Please check one请根据自身情况勾选:
[ ] None U.S. Person (as defined in Securities Act of 1933, as amended) 非美国人士（具体定义请参见美国 1933年证券法（“证券法”）及其修正案）
[ ] U.S. Person (as defined in Securities Act of 1933, as amended) 美国人士（具体定义请参见美国1933年证 券法（“证券法”）及其修正案）

Delivery Instructions (if different than above):

递送地址（如和以上地址不同）:

c/o 收件人: _________________________________

Address 地址: _______________________________

Telephone No.电话: __________________________

Facsimile No. 传真 : __________________________

Other Special Instructions其他指示:______________

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

有鉴于此，各方于文首所载日期签署本股票认购协议，以昭信守。

COMPANY  SIGNATURE PAGE

  公 司签字页

The Company:

Mega Matrix Inc.

By:
Yucheng Hu, President